Genprex®



Pioneering Gene Therapies for Patients in Need

September 2023

Forward-Looking Statements

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding our expected operating results, our ability to continue to as a going concern and to obtain capital to meet our long-term liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials that we have initiated or plan to initiate, achievement of key milestones, our ability to advance the clinical development, manufacturing and commercialization of our product candidates in accordance with projected timelines and specifications, and the effects of our product candidates, alone and in combination with other therapies, on cancer and diabetes. Risks and uncertainties that contribute to the uncertain nature of the forward-looking statements include our ability to achieve key milestones, the timing and effect of our achieving those milestones, the competition we face from other biotechnology and pharmaceutical companies, the effects of Fast Track and/or Orphan Drug Designations, and of other factors, on the clinical development, manufacturing and commercialization of our product candidates, as well as the presence and level of our product candidates' effect on cancer and diabetes, the timing of our IND filings and amendments, the timing and outcome of FDA action with respect to our IND filings and amendments, the timing and our ability to contract with clinical sites and to enroll patients in our clinical trials, including the impact of the COVID-19 pandemic and competition for patients on such timing, the timing and performance of our third party manufacturers, vendors and suppliers, the timing and success of our clinical trials and planned clinical trials of our product candidates, the timing and success of obtaining FDA approval of our product candidates, costs associated with developing our product candidates, and whether patents will ever be issued under patent applications filed by us or that are the subject of our license agreements or that others may be able to develop competing products that do not infringe our patent rights, such that our product candidates may not have an exclusive market position. These and other risks and uncertainties are described more fully under the caption "Risk Factors" in our annual report on form 10-K for the year ended December 31, 2022 and our other filings and reports with the United States Securities and Exchange Commission. While we believe we have identified material risks, these risks and uncertainties are not exhaustive. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except as required by law, we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

This presentation highlights basic information about our company. Because it is a summary, it does not contain all of the information you should consider before investing in our company. Further information about our company may be found in our public filings and reports with the United States Securities and Exchange Commission.

Our Mission

Advancing novel gene therapies for
patients afflicted with cancer or diabetes.



Program Highlights



ONCOLOGY

- Non-viral gene therapy platform
- Novel approach using systemic gene therapy to replace tumor suppressor genes for cancer in humans
- Three FDA Fast Track Designations, one Orphan Drug Designation and three lung cancer trials
- Clinical achievement in Ph 1 and Ph 2 studies
- Near-term data readouts

DIABETES

- Addressing both Type 1 and Type 2 diabetes with AAV gene therapy
- Novel infusion process delivers genes to pancreas
- Potential to stabilize glucose levels and reduce insulin requirements shown in Non-Human Primate (NHP) studies
- Confirm final constructs and request to meet with FDA for planned toxicology studies

Research and Development Pipeline

	Delivery System	Drug Candidate	Indication	Clinical Trial Program Name	Regulatory Designation	Discovery	Preclinical	IND-Enabling	Clinical Phase 1	Clinical Phase 2	Clinical Phase 3
ONCOLOGY	ONCOPREX® NANOPARTICLE DELIVERY SYSTEM (NON-VIRAL AND SYSTEMIC)	REQORSA® IMMUNOGENE THERAPY	NSCLC	Acclaim-1 (ONC-003)	Fast Track Designation	REQORSA® + Tagrisso					
		REQORSA® IMMUNOGENE THERAPY	NSCLC	Acclaim-2 (ONC-004)	Fast Track Designation	REQORSA® + Keytruda					
		REQORSA® IMMUNOGENE THERAPY	SCLC	Acclaim-3 (ONC-005)	Fast Track, Orphan Drug Designation	REQORSA® + Tecentriq					
		OTHER ONCOLOGY TARGETS	—	—							
		REQORSA® IMMUNOGENE THERAPY	NSCLC	(ONC-001)		Monotherapy					
		REQORSA® IMMUNOGENE THERAPY	NSCLC	(ONC-002)		REQORSA® + Tarceva					
DIABETES	AAV Vector	GPX-002	T1D	DIA-001							
		GPX-003	T2D	DIA-002							
		OTHER DIABETES TECHNOLOGIES	—	—							


ONCOLOGY
REPROGRAMMING THE COURSE OF CANCER
www.genprex.com

Tumor Suppressor Genes Deleted During Cancer Development

Why TUSC2?

- Tumor suppressor genes are deleted early during cancer development
- 82% of all non-small cell lung cancers and 100% of all small-cell lung cancers express decreased amounts of TUSC2 tumor suppressor protein
- Loss or reduction of TUSC2 expression is associated with significantly reduced overall survival
- Led to the hypothesis that reintroduction of tumor suppressor genes may be a new method of treating cancer



Tumor Suppressor Genes Act Like a Brake Pedal
Tumor Suppressor Gene Proteins
Growth Factor
Receptor
Signaling Enzymes
Transcription Factors
Cell Nucleus
DNA
CELL PROLIFERATION

REQORSA® Targets Cancer At Its Core

Multiple anti-cancer mechanisms of action.


TUSC2

1

Controls Cell Signaling

Pan-kinase inhibition decreases cancer cell proliferation


Injured cell
Apoptosis

2

Stimulates Apoptotic Pathways

Leads to programmed cancer cell death



3

Modulates Immune Response

Promotes immune activity against cancer

Our Cancer Treatment Approach

Tumor suppressor genes are deleted early during cancer development.

Our method of treating cancer is to reintroduce tumor suppressor genes to patients.

1

Tumor Suppressor Gene in a DNA Plasmid

We have rights to tumor suppressor genes that may have cancer-fighting functions. These genes are expressed in a DNA plasmid.

2

Non-Viral Lipid Nanoparticles

The gene expressing DNA plasmid is then encapsulated into our ONCOPREX® Nanoparticle Delivery system, which consists of non-viral lipid nanoparticles made from lipid molecules.

3

Systemic Patient Administration

The final drug product is delivered systemically through intravenous injection and specifically targets cancer cells.

Novel Platform to Treat Cancer

Systemic Gene Therapy Platform:
ONCOPREX® Nanoparticle Delivery System

Genes

Allows for delivery of TUSC2 and NPRL2 genes and potentially a variety of other genes

Synergies

Can be used in combination with other cancer therapies such as Tagrisso®, Keytruda® and Tecentriq®

Cancers

Could combat multiple cancers including NSCLC, SCLC, mesothelioma, glioblastoma, breast, kidney and thyroid

Oncoprex® Nanoparticle Delivery System

Non-viral, positively-charged lipid nanoparticle (LNP) is **systemically delivered.**


Plasmid containing tumor suppressor gene
TUSC2 gene
ONCOPREX® NANOPARTICLE DELIVERY PLATFORM
(Lipid nanoparticle)
REQORSA® IMMUNOGENE THERAPY
Lipid nanoparticle containing plasmid DNA
Cancer cell
Plasmid with TUSC2 gene
Tumor suppressor gene protein
Dying cancer cell

Cationic lipid nanoparticle carries drug to tumors.

Selective Uptake of REQORSA®

REQORSA Targets Cancer Cells

Pretreatment Biopsies | **Posttreatment Biopsies**

Patient 1 (.02 mg/kg)

Patient 2 (.06 mg/kg)



REQORSA is designed to deliver the functioning TUSC2 gene to cancer cells while minimizing its uptake by normal tissue.

Tumor biopsy studies conducted at MD Anderson show that, in three patients, the expression of TUSC2 was markedly increased 1 day after REQORSA treatment.

Lung Cancer:
By the Numbers

127K	2M+	$48B	238K	18.6%
U.S. Annual Mortality	**Global Lung Cancer Incidence**	**Global Market**	**U.S. Lung Cancer Incidence**	**Average Lung Cancer Survival Rate**
More than 127,000 deaths per year in the U.S[1].	More than two million new cases per year worldwide[2].	Global market is projected to grow from $18.3 billion in 2018 to $48.7 billion by 2026[3].	More than 238,000 new cases per year in the U.S[2].	The lung cancer five-year survival rate 18.6%[4].

For most patients, **drug resistance** to Tagrisso®, Keytruda® and Tecentriq® **is inevitable.**[1,2,3]

Our approach is designed to address drug resistance.

- REQORSA® Immunogene Therapy may be complementary with targeted drugs and immunotherapies.
- REQORSA's multimodal activity may block emerging bypass pathways, thereby potentially reducing the probability that drug resistance develops.



AACR 21: REQORSA® + Tagrisso Reduce Tumor Growth in Tagrisso Resistant Tumors

Enhanced Anti-Tumor Activity

REQORSA in combination with Tagrisso demonstrated significantly increased anti-tumor efficacy in EGFR mutant Tagrisso resistant NSCLC tumors in H1975-OsiR mouse xenografts.



Osimertinib
TUSC2
TUSC2
TUSC2
21 Days
Survival & tumor growth
12/16
Cell inoculation
01/07/20
01/10
01/13
Osimertinib+TUSC2 combination on H1975-OsiR tumors in NSG mice
Tumor volume (mm³)
250
150
100
50
0
D21 D25 D29 D32 D36 D39 D43
Days
p=0.01 vs Osi 5
p<0.000001 vs Osi 10
Control OsiR (N=5)
TUSC2 OsiR (N=3)
Osimertinib OsiR (5mg/kg)
Osimertinib OsiR (10mg/kg)
Osimertinib OsiR (5mg/kg)+TUSC2
Osimertinib OsiR (10mg/kg)+TUSC2
Osimertinib+TUSC2 combination on H1975 tumors in NSG mice
Tumor volume (mm³)
400
200
0
D21 D25 D29 D32 D36 D39
Days
Control OsiR (N=5)
TUSC2 OsiR (N=3)
Osimertinib OsiR (5mg/kg)
Osimertinib OsiR (10mg/kg)
Osimertinib OsiR (5mg/kg)+TUSC2
Osimertinib OsiR (10mg/kg)+TUSC2

Osimertinib is the generic name for Tagrisso.

- FDA Fast Track Designation
- Patients with advanced, EGFR mutant NSCLC whose disease progressed after Tagrisso®
- ~15-20 U.S. sites
- ~158 patients
  - Phase 1 Dose Escalation: ~12-18 patients (completed)
  - Phase 2 Expansion: ~66 patients in 2 cohorts
  - Phase 2: ~74 patients
- Phase 2 Expansion cohort interim analysis at 19 patients (each cohort)
- Phase 2 interim analysis at 28 events (i.e., disease progression or death)

Acclaim · 1

Reqorsa® in combination with AstraZeneca's Tagrisso for NSCLC

Phase 2: Comparing Progression Free Survival of REQORSA + Tagrisso vs. Platinum-Based Chemotherapy


PHASE 1 DOSE ESCALATION
REQORSA + TAGRISSO
DISEASE PROGRESSION
PHASE 2 EXPANSION
COHORT 1
(PRIOR TAGRISSO MONOTHERAPY): REQORSA + TAGRISSO
DISEASE PROGRESSION
COHORT 2
(PRIOR TAGRISSO + CHEMOTHERAPY): REQORSA + TAGRISSO
DISEASE PROGRESSION
PHASE 2 RANDOMIZED
REQORSA® + TAGRISSO
DISEASE PROGRESSION
PLATINUM-BASED CHEMOTHERAPY
DISEASE PROGRESSION

REQORSA®
with Immunotherapies



Survival on Lung Metastasis Model
Control
PD1+CTLA4
REQORSA
REQORSA+PD1
REQORSA+PD1+CTLA4
Percent Survival
100
50
0
10
15
20
25
Days

REQORSA+anti-PD1 **exhibit greater anti-tumor activity** than either agent alone or control.



Non-Treated
REQORSA Treated

REQORSA+anti-PD1 combination **significantly prolonged survival** in a lung metastasis model refractory to checkpoint blockade alone.

REQORSA® + Keytruda® Significantly Reduced Tumor Growth

REQORSA increases immune response
against lung cancer xenografts


REQORSA® + Keytruda®
Humanized (Wk2)
Control
REQORSA
Pembro
Comb
TUSC2


T cells
CD3+
CD8+
NK
MDSC
Active T cells
Active NK cells
DC
Control
Pembro
REQORSA
REQORSA+ Pembro

Pembrolizumab is the generic name of Keytruda.

The independent immunologic effects of REQORSA and Keytruda markedly decrease tumor growth by increasing the immunologic attack on the tumor compared to PD-1 inhibition alone.

AACR 21: Reqorsa® May Enhance First-Line Standard of Care

REQORSA® + Keytruda® + Chemo

- REQORSA enhances the efficacy of chemo-immunotherapy on KRAS-LKB1 (KL)-mutant lung metastases in humanized mice.
- Triple combination demonstrated strong antitumor efficacy and induced robust antitumor immunity in KL-mutant NSCLC in clinically relevant humanized mice models.



No treatment
REQORSA
Carbo+Pembro
Carb+Pembro+REQORSA
Total Flux [p/s]
6x10⁹
4x10⁹
2x10⁹
2x10⁸
1.5x10⁸
1x10⁸
5x10⁷
0
D14
D28
D35
***
**
*

***p=0.0003 vs no treatment
**p=0.009 vs Carbo+Pembro
*p=0.02 vs REQORSA



Triple treatment on A549 lung met in humanized mice
Tumor intensity (Wk4) post treatment
Tumor intensity (total flux [p/s])
**
*
Control
REQORSA
Carbo+ Pembro
REQORSA+ Pembro
Triple
N=5 mice/group

Pembrolizumab is the generic name of Keytruda.

- FDA Fast Track Designation
- Patients with advanced NSCLC whose disease progressed after treatment with Keytruda®
- ~10 U.S. sites
- ~180 patients
  - Phase 1 Dose Escalation: Up to 18 patients
  - Phase 2 Expansion: 36 patients
  - Phase 2 Randomized: 126 patients
- Phase 2 interim analysis at 50 events (i.e., disease progression or death)

Acclaim·2

Reqorsa® in combination with Merck & Co's Keytruda for NSCLC

Phase 2: Comparing Progression Free Survival of REQORSA + Keytruda vs. docetaxel +/- ramucirumab or Investigator's Choice



PHASE 1 DOSE ESCALATION
REQORSA + KEYTRUDA
DISEASE PROGRESSION
PHASE 2 EXPANSION
REQORSA + KEYTRUDA
DISEASE PROGRESSION
PHASE 2 RANDOMIZED
REQORSA + KEYTRUDA
DISEASE PROGRESSION
DOCETAXEL +/- RAMUCIRUMAB OR INVESTIGATOR'S CHOICE
DISEASE PROGRESSION

Reqorsa® in Small Cell Lung Cancer

Targeting Small Cell Lung Cancer (in addition to NSCLC) **allows Genprex® to address virtually the entire lung cancer market.**

Small Cell Lung Cancer:

- Consistently has low TUSC2 protein levels
- Documented to often have deletion of at least one TUSC2 gene allele.
- Extensive stage SCLC has very poor prognosis – a median PFS of 5.2 months.


B

Small cell lung cancer with negative TUSC2 expression.

Image source: Clin Cancer Res 2008;14:41-7.

Another clinical opportunity to combine **REQORSA® with checkpoint inhibitors**

SCLCs Express Low Levels Of TUSC2 Protein

IHC analysis of tumor specimens

- 41% of SCLC have no TUSC2 protein expression
- 100% of SCLC have reduced or no TUSC2 protein expression

Since all SCLCs have reduced or no TUSC2 protein expression, re-expressing TUSC2 protein may lead to clinical efficacy.

Histology of samples	No. of samples	Fus1 score, mean (SD)	Fus1 score levels			
			Lost (negative) *n* (%)	Reduced (low + intermediate) *n* (%)	Preserved (high) *n* (%)	*P* value, Fus1 levels
Cancer specimens						Comparison between tumors
SCLC	22	57 (67.4)	9 (41)	13 (59)	0	0.0008
NSCLC	281	121 (87.3)	36 (13)	194 (69)	51 (18)	
Adenocarcinoma	172	127 (91.8)	25 (15)	110 (64)	37 (22)	0.07
Squamous cell carcinoma	109	111 (79.1)	11 (10)	84 (77)	14 (13)	

Atezolizumab (Tecentriq®) SCLC Approval Trial

IMpower133 Study

Adding Tecentriq to standard therapy improves survival in SCLC and establishes a new standard therapy for ES-SCLC.

- Untreated, extensive stage SCLC
- Carboplatin & etoposide chemotherapy + atezolizumab or placebo
  - 4 cycles, then atezolizumab maintenance therapy or placebo until progression
  - Atezolizumab 1200 mg every 3 weeks
- PFS 5.2 vs 4.3 mos (HR 0.77)
- OS 12.3 vs 10.3 mos (HR 0.70)



A Overall Survival
Rate of Overall Survival at 12 Mo
Atezolizumab 51.7% (95% CI, 44.4–59.0)
Placebo 38.2% (95% CI, 31.2–45.3)
Stratified hazard ratio for death, 0.70 (95% CI, 0.54–0.91)
P=0.007
Patients Who Survived (%)
Median in the placebo group, 10.3 mo (95% CI, 9.3–11.3)
Median in the atezolizumab group, 12.3 mo (95% CI, 10.8–15.9)
Atezolizumab
Placebo
Months
No. at Risk
Atezolizumab 201 191 187 182 180 174 159 142 130 121 108 92 74 58 46 33 21 11 5 3 2 1
Placebo 202 194 189 186 183 171 160 146 131 114 96 81 59 36 27 21 13 8 3 3 2 2



B Progression-free Survival
Rate of Progression-free Survival
at 6 mo
at 12 mo
Atezolizumab 30.9% (95% CI, 24.3–37.5) 12.6% (95% CI, 7.9–17.4)
Placebo 22.4% (95% CI, 16.6–28.2) 5.4% (95% CI, 2.1–8.6)
Stratified hazard ratio for disease progression or death, 0.77 (95% CI, 0.62–0.96)
P=0.02
Patients Who Survived without Disease Progression (%)
Median in the atezolizumab group, 5.2 mo (95% CI, 4.4–5.6)
Median in the placebo group, 4.3 mo (95% CI, 4.2–4.5)
Atezolizumab
Placebo
Months
No. at Risk
Atezolizumab 201 190 178 158 147 98 58 48 41 32 29 26 21 15 12 11 3 3 2 2 1 1
Placebo 202 193 184 167 147 80 44 30 25 23 16 15 9 9 6 5 3 3

Atezolizumab Maintenance Therapy

Once patients begin maintenance therapy with Tecentriq, Progression Free Survival is very short (2.6 mos).

- Atezolizumab vs placebo
  - All CR, PR, and SD patients received maintenance therapy
  - Endpoints measured from the start of maintenance therapy
- PFS 2.6 vs 1.8 mos (HR 0.63)
- OS 12.5 vs 8.4 mos (HR 0.59)



Atezolizumab + CP/ET
Placebo + CP/ET
Unstratified HR, 0.66 (95% CI: 0.52–0.84)
Median OS: 2.6 months
(95% CI: 2.3–2.9)
Median OS: 1.8 months
(95% CI: 1.4–2.3)
Progression-Free Survival (%)
Time (months)
No. at risk
Atezolizumab + CP/ET 154 137 94 63 54 46 37 33 30 22 15 14 9 4 4 2 2 1 1
Placebo + CP/ET 164 139 79 42 33 23 21 16 13 9 9 6 4 3 3

- Fast Track Designation and Orphan Drug Designation
- Patients with ES-SCLC who did not develop tumor progression after receiving Tecentriq® and chemotherapy
- ~10 U.S. sites
- ~62 patients
  - Phase 1 Dose Escalation: Up to 12 patients
  - Phase 2: ~50 patients
- Phase 2 futility analysis after 25th patient enrolled and treated reaches 18 weeks of follow up

Acclaim · 3

REQORSA® in combination with Genentech, Inc.'s Tecentriq for SCLC

Phase 2: Determine 18-week Progression Free Survival Rate of REQORSA + Tecentriq Maintenance Therapy


PHASE 1 DOSE ESCALATION
REQORSA + TECENTRIQ
DISEASE PROGRESSION
PHASE 2 EXPANSION
REQORSA + TECENTRIQ
DISEASE PROGRESSION

AACR 23: NPRL2 Induces Anti-tumor Activity in NSCLC

Further Evidence of ONCOPREX® Delivery System as a Platform for Treatment Using Tumor Suppressor Genes

- Study investigated the antitumor responses to NPRL2 gene therapy on anti-PD1 resistant KRAS/STK11 mutant NSCLC in a humanized mouse model
- Humanized mice were treated with NPRL2 gene therapy, Keytruda®, or the combination
- A dramatic antitumor effect was observed by NPRL2 treatment, whereas Keytruda was largely ineffective
- NPRL2 gene therapy induces antitumor activity on KRAS/STK11 mutant anti-PD1 resistant NSCLC through DC mediated antigen presentation and cytotoxic immune cell activation

Provides preclinical validation of the ONCOPREX® Nanoparticle Delivery System, **which may provide a multitude of potential pipeline opportunities beyond lung cancer.**


DIABETES
www.genprex.com

Diabetes:
By the Numbers

37M	537M	$966B	$92B	$24B
Diabetes U.S.[1] Prevalence	**Diabetes Global[2] Prevalence**	**Global Diabetes Expenditures**	**T2D Global Market (6.7% CAGR[3])**	**T1D Global Market (17.2% CAGR[4])**
96M U.S. adults (38% population) have prediabetes.	Expected to rise to 643M by 2030 and 783M by 2045.	316% increase in global healthcare expenditures since 2006[2]. $415B expenditures (43%) associated with US and Caribbean	$57B expected U.S. market sales in 2029.	$20.3B expected U.S. market sales in 2029.

Diabetes can cause serious complications.

In 2021, there was approximately **1 death every 5 seconds caused by diabetes worldwide.**



Genprex

Diabetes Causes Serious Complications

Heart Disease
Leading cause of death for men and women in U.S.
Diabetics are 2x as likely to have heart disease or a stroke.

Chronic Kidney Disease
Approximately 1 in 3 adults with diabetes have CKD.
Kidney diseases are the 9th leading cause of death in U.S.

Nerve Damage
High blood sugar can lead to diabetic neuropathy. 50% of people with diabetes have nerve damage.

Foot Health (Diabetic Neuropathy)
Feet and legs most affected by diabetic neuropathy. 50% of annual amputations are associated w/ diabetes.

Vision Loss (Diabetic Retinopathy)
Diabetic retinopathy affects almost 1/3 of adults over 40 years old.
Diabetes is leading cause of new blindness cases in adults.

Hearing Loss
Hearing loss is 2x as common in diabetics. Prediabetes have a 30% higher rate of hearing loss.

Oral Health
Gum disease can be more severe and take longer to heal. 25% of U.S. diabetics over 50 years old have severe tooth loss.

Mental Health
Blood sugar levels are affected by stress. Diabetics are 2-3x more likely to have depression.

Diabetic Patients Are In Need of Advanced Therapy

Potential for disease modification **for long-term effectiveness.**

1901 — Islets of Langerhans produce insulin and the destruction of these cells resulted in diabetes

1922 — Insulin first introduced to Type 1 diabetes patient

1978 — Recombinant DNA techniques produce synthetic "human" insulin

The most significant advancement in the treatment of diabetes happened in 1922 **– more than 100 years ago.**

Patients suffer compromised quality of life

Despite certain advancements in treatment, quality of life remains highly compromised for many individuals with diabetes.

Gene therapy has potential to be the key

Diabetes gene therapies hold the potential to provide long-term effectiveness and change the course of the disease.

Potential to improve diabetic's lifestyle

Our treatment may replace the daily burden of blood glucose monitoring and insulin replacement therapy, including finger pricks and insulin injections.

Novel Gene Therapy Diabetes Program

Collaboration with University of Pittsburgh **intends to address both T1D and T2D.**

37.3M or 11.3% of Americans Have Diabetes[1]

Type 1 Diabetes (5-10%)

An auto-immune condition where the body's immune system destroys pancreatic beta cells that make insulin. Generally occurs in children and adolescents.



Type 2 Diabetes (90-95%)

Inability of the pancreas to produce enough insulin due largely to resistance to insulin function. Generally occurs in adulthood, and highly related to obesity.

Two unique product candidates position Genprex as an **innovator in emerging diabetes therapies.**

GPX-002 Replenishes Levels Of Insulin

Reprograms and restores cell function in T1D.

Delivers Genes to the Pancreas

A novel infusion process uses an AAV vector with to deliver the Pdx1 + MafA (PM) genes to the pancreas.

Reprograms Alpha Cells

GPX-002 **transforms alpha cells** in the pancreas into functional beta-like cells, which can produce insulin but may be distinct enough from beta cells to evade the body's immune system.

Restores Blood Glucose Levels

In vivo, preclinical studies show that **GPX-002 restored normal blood glucose levels** for an extended period of time.



Hyperglycemia
Euglycemia
Intraductal infusion of *Pdx1*- and *Mafa*-expressing AAV
Alpha- to beta-cell reprogramming
Beta-cell deficiency
Restored beta-cell mass
Alpha-cell
Beta-cell
New beta-cell

Image source: Osipovich, Anna & Magnuson, Mark. (2018). Alpha to Beta Cell Reprogramming: Stepping toward a New Treatment for Diabetes. Cell Stem Cell. 22. 12-13. 10.1016/j.stem.2017.12.012.

Reversed Drug-Induced Diabetes in T1D Toxin-Induced Mouse Model


Blood glucose (mg/dl)
600
400
200
0
0
7
14
21
28
35
AAV8-GFP
AAV8-PM
alloxan
AAV-8 injection

GFP = Green Fluorescent Protein (fluorescent marker) | PM = Pdx1 + MafA


beta cell mass (mg)
2
1
0
**
Untreated Control Group
alloxan + AAV8-GFP
alloxan + AAV8-PM

- Reprogramed alpha cells into functional beta cells.
- Normalized blood glucose in beta cell-toxin-induced diabetic mice

Genprex

Restored Blood Glucose in T1D Autoimmune Mouse Model for Four Months

The duration of restored blood glucose levels in mice could potentially translate to decades in humans.

- One week in a mouse tends to correlate to about one year in humans.



Blood glucose (mg/dl)
600
400
200
0
AAV8-GFP
AAV8-PM
-2 0 2 4 6 8 10 12 14 16 18 20 22 24 26
Time (weeks)



beta cell mass (mg)
1.0
0.5
0
**
NOD AAV-GFP
NOD AAV-PM

GFP = Green Fluorescent Protein (fluorescent marker) | PM = Pdx1 + MafA

Induced Generation of Functional Insulin Expressing Cells from Alpha Cells in Human Islets

Provides a potential basis for further investigation in human Type 1 diabetes

- Human islets treated with streptozotocin to destroy beta-cells, then treated with either AAV-PM or AAV-GFP
- AAV treated islets then transplanted into hyperglycemic NOD/SCID mice, treated with alloxan to destroy beta cells
- NOD/SCID mice receiving AAV-PM islets had significantly lower blood glucose levels and significantly higher beta cell mass than those receiving AAV-GFP islets
- These data suggest that the **AAV-PM treatment can convert human alpha cells into human beta-like cells that secrete insulin**


Blood glucose (mg/dl)
600
400
200
0
STZ/AAV-GFP
STZ/AAV-PM
Time (days)
-7
0
7
14
21
28
ALX
islet transplantation
Analysis


Graft beta cell mass (mg)
1.0
0.5
0
**
STZ/AAV-GFP
STZ/AAV-PM

GFP = Green Fluorescent Protein (fluorescent marker) | PM = Pdx1 + MafA

Non-Human Primate Model of T1D Reduced Insulin Requirements


NHP 1
Viral Infusion
Insulin / Carb
Bg (mg/dL)
1.50
1.00
0.50
0.00
STZ -34 -30 -26 -22 -18 -14 -10 -6 -2 2 6 10 14 18 22 26 30 34 38 42 46 50 54 58 62 66 70 74 78


NHP 2
Viral Infusion
Insulin / Carb
Bg (mg/dL)
2.00
1.50
1.00
0.50
0.00
STZ -33 -28 -23 -18 -13 -8 -3 2 7 12 17 22 27 32 37 42 47 52 57 62 67 72 77 82 87 92 97 102 107 112 117

NHP = Non-Human Primate

Preliminary data from University of Pittsburgh researchers show a marked reduction in insulin requirements and stabilization of glucose levels.

ATTD 23: Statistically Significant Decreases In Insulin Requirements in NHPs

Following the pancreatic intraductal infusion of the AAV engineered construct, the eight NHPs had:

- Decreased insulin requirements ($p<0.001$)
- Increased c-peptide levels ($p<0.05$)
- Improved glucose tolerance compared to baseline ($p<0.05$)
  - One NHP had normal glucose tolerance three months post-gene therapy
- The presence of more insulin-positive cells compared to non-treated diabetic controls based on immunohistochemistry (IHC)

Average Insulin Requirements



Pre Gene Therapy
Post Gene Therapy (3 months)
Normal Non-Diabetic NHP
Glucose (mg/dL)
500
400
300
200
100
0
0
20
40
60
Time (min)

NHP2 Recent Glucose Tolerance Test



Percentage Change in Insulin Requirements
150
100
50
0
***
Pre Gene Therapy
Post Gene Therapy

CORPORATE

www.genprex.com

Our Team:
Company Management



Rodney Varner, JD

Chairman, President & Chief Executive Officer

30+ years of expertise in corporate law, including corporate governance, in biotech industry

Former owner of securities broker dealer firm



Catherine Vaczy, JD

Executive VP, General Counsel & Chief Strategy Officer

20+ years of experience in senior executive, business and legal advisor roles at targeted and cell therapy oncology companies that achieved highly successful exits



Ryan Confer, MS

Chief Financial Officer

10+ years of C-Level experience in emerging technology companies

Extensive experience in investment management, deal negotiation and technology transfer



Mark S. Berger, MD

Chief Medical Officer

25 years of biotech and pharmaceutical company experience in the development of oncology therapeutics

Successfully brought two drugs through the regulatory process to approval

Our Team:
Company Management



Hemant Kumar, PhD

Chief Manufacturing & Technology Officer

25+ years leading global CMC and regulatory approval strategy for accelerated development of innovative vaccines, biologics, advanced cell & gene therapy drug process and product development under current GMP, and licensing processes



Thomas Gallagher, JD

Senior Vice President, IP & Licensing

20+ years of expertise in biotech IP law, business development, licensing transactions

Seasoned IP executive and attorney



David Schloss, JD

Senior Vice President, Human Resources

25+ years of experience as human resources executive and employment attorney in life sciences with a focus on biotech and cell and gene therapy



Suzanne Thornton-Jones, PhD

Senior Vice President, Regulatory Affairs

25+ years of experience in drug development and regulatory strategy and affairs for gene therapies

Our Team:
Scientific Advisory Board



Jack A. Roth

MD, FACS, Chairman

Professor and Bud Johnson Distinguished Clinical Chair, Department of Thoracic and Cardiovascular Surgery; Chief, Section of Thoracic Molecular Oncology; Professor of Molecular and Cellular Oncology; UT MD Anderson Cancer Center

Director, W.M. Keck Center for Innovative Cancer Therapies



Tony S. K. Mok

MD, FRCP(C), FHKCP, FHKAM

Professor and Chair of Clinical Oncology, the University of Hong Kong; Co-founder of the Lung Cancer Research Group



Pasi Antero Jänne

MD, PhD

Professor of Medicine, Harvard Medical School; Director of Dana Farber Cancer Institute Lowe Center for Thoracic Oncology; Scientific Director of the Belfer Center for Applied Cancer Science; Director, Chen-Huang Center for EGFR Mutant Lung Cancers; Head of The Jänne Lab



George Simon

MD

Chair, Department of Medical Oncology at Advent Health – Celebration; Executive Director of the Moffitt Cancer Center-Advent Health joint Clinical Research Unit



George K. Gittes

MD

Chief of Pediatric Surgery and Surgeon-in-Chief Emeritus at the UPMC Children's Hospital of Pittsburgh; Director of the Richard King Mellon Foundation Institute for Pediatric Research; Co-Scientific director at UPMC Children's Hospital

Our Team:
Clinical Advisory Board



Michael Morse
MD, MHS, FACP

Professor of Medicine, Division of Medical Oncology in the Department of Surgery at Duke University

Research expertise in targeted therapies and immunotherapies for cancer



Andrew Becker
MD, PhD

President and Founder, Becker Pharmaceutical Consulting

Experience in consulting biotech and pharma companies on a global basis



Col. George Peoples
MD, FACS

Chief Executive Officer of Cancer Insight, LLC, a boutique cancer immunotherapy CRO

Professor of Surgery at Uniformed Services University; Professor of Surgical Oncology at MD Anderson Cancer Center

Our Team:
Board of Directors



Rodney Varner, JD

Chairman of the Board

30+ years of expertise in corporate law, including corporate governance, in biotech industry

Former owner of securities broker dealer firm



Jose A. Moreno Toscano

Board Director

Chief Executive Officer, LFB USA Inc

20+ years of experience in pharma and biotech industries

William R. Wilson, Jr.

Board Director

Chief Executive Officer, Wilson Land & Cattle Co.

40+ years of legal experience spanning health care, biotech, clinical trial management



Brent Longnecker

Board Director

Chief Executive Officer, Longnecker & Associates

30+ years of experience consulting with BODs, CEOs, key executives and advisors in many industries



James E. Rothman, PhD

Strategic Advisor to the Board

2013 Nobel Prize in Physiology/Medicine

Member of the National Academy of Sciences and its Institute of Medicine; Professor of Biomedical Sciences, Yale University; Chairman of the Department of Cell Biology, Yale School of Medicine; Director of the Nanobiology Institute, Yale West Campus

GNPX:
At a Glance

Company	Symbol	Exchange	Share Price
Genprex, Inc.	GNPX	Nasdaq	$0.44

Market Cap	30-Day Avg Vol	Shares Outstanding	Cash
$26M	892K	59,409,822	$9.9 M*

All data are as of August 21, 2023, except for shares outstanding which are as of August 10, 2023 and cash which is as of June 30, 2023.

*On July 21, 2023 we completed a registered direct offering of shares and warrants resulting in net proceeds of approximately $6.7 million.



Achievements & Upcoming Milestones

Acclaim-1

- ✓ Positive Phase 1 interim data published at ASCO 2023
- ☐ Dose first patient in Phase 2 expansion portion of the trial in Q4 2023
- ☐ Present full data from Phase 1 portion of the trial at a medical meeting in Q4 2023

Acclaim-2

- ☐ Complete enrollment for Phase 1 Dose Escalation portion in Q2 2024

Acclaim-3

- ✓ File for Orphan Drug Designation with the FDA
- ☐ Dose first patient in Phase 1 Dose Escalation portion in Q4 2023
- ☐ Present preclinical data on REQORSA + Tecentriq in SCLC at a medical meeting in Q4 2023

GPX-002 & GPX-003

- ✓ Report data from ongoing preclinical studies in 1H 2023
- ☐ Finalize constructs and request to meet with FDA by the end of 2023 for guidance on toxicology studies

Corporate

- ✓ Expand global IP portfolio (Ongoing)
- ☐ Engage KOLs in discussions on our oncology and diabetes programs

We believe in a future of **transformational** patient care.

21st Century Gene Therapies	Large Markets & Unmet Need	Combination Trials with Top Selling Drugs	Three FDA Fast Track Designations	Exploring New Indications & Partnerships

Genprex®

Research References

Slide 12

1. Selective and Preferential Cancer Cell Uptake and Anti-Cancer Activity In Advanced Lung Cancer Patients. Lu et al. PLoS1 (2012).

Slide 13

1. American Cancer Society (2023): https://bit.ly/3SPcMRi
2. World Health Organization (2022): https://bit.ly/3fLGVSI
3. Fortune Business Insights: https://bit.ly/3Ewbnup
4. American Lung Association: https://bit.ly/3UMJYc2

Slide 14

1. British Journal of Cancer: https://bit.ly/3FjaOTF
2. Frontiers in Oncology: https://bit.ly/3VOvdqO
3. Translational Lung Cancer Research: https://bit.ly/3YbNY8T

Slide 28

1. Centers for Disease Control: https://bit.ly/3Vk2gmL
2. International Diabetes Federation: https://bit.ly/3SXWohu
3. Research and Markets: https://bwnews.pr/3SS5VGu
4. Global Data: https://bit.ly/3RSw1bf

Slide 30

1. Centers for Disease Control: https://www.cdc.gov/diabetes/managing/problems.html
2. Amputation Prevention Centers of America: https://www.apcofamerica.com/diabetic-amputation-neuropathy/
3. National Institutes of Health: https://www.niddk.nih.gov/health-information/diabetes/overview/preventing-problems/gum-disease-dental-problems

Slide 31

1. American Diabetes Association: https://diabetes.org/blog/history-wonderful-thing-we-call-insulin

Research References

Slide 32

1. Centers for Disease Control: https://www.cdc.gov/diabetes/data/statistics-report/index.html

Slides 33-36

1. Xiao X, Guo P, Shiota C, et al. Endogenous Reprogramming of Alpha Cells into Beta Cells, Induced by Viral Gene Therapy, Reverses Autoimmune Diabetes. Cell Stem Cell. 2018;22(1):78-90.e4. doi:10.1016/j.stem.2017.11.020.

Slide 37

1. Gittes, G. Gene Therapy for Diabetes and Chemical Pancreatectomy for Pancreatitis [video]. YouTube. https://www.youtube.com/watch?v=cL0tpXvxBqw Published July 20, 2022. Accessed October 14, 2022.

Slide 57 (Appendix)

1. Phase I Clinical Trial of Systemically Administered TUSC2(FUS1)-Nanoparticles Mediating Functional Gene Transfer in Humans
   Lu C, Stewart DJ, Lee JJ, Ji L, Ramesh R, et al. (2012) Phase I Clinical Trial of Systemically Administered TUSC2(FUS1)-Nanoparticles Mediating Functional Gene Transfer in Humans. PLOS ONE 7(4): e34833. https://doi.org/10.1371/journal.pone.0034833.


APPENDIX
www.genprex.com

ONC-001 & ONC-002

REQORSA® Monotherapy & REQORSA® + Tarceva Combination

DOSE ESCALATION STUDY (ONC-001)

Favorable safety profile after being treated in more than 50 patients.



Metabolic responses in late-stage metastatic lung cancer patient

REQORSA® + TARCEVA (ONC-002)

Ph 2 data in subjects with or without EGFR mutations

BEST OVERALL RESPONSE	NUMBER OF CYCLES	EGFR MUTATION STATUS	PRIOR THERAPY	PRIOR LINES OF THERAPY
CR	11 cycles	Positive (exon 18+20)	Chemo	3
SD 24% Regression target lesion	6 cycles	Unknown	Chemo/anti-PD1	2
SD 30% Regression one target Lesion 17% Regression all target lesions	8 cycles	Negative	Chemo/anti-PD1	6
SD	4 cycles	Positive (exon 21)	Erlotinib (10 cycles)/Chemo	3
SD	4 cycles	Positive (exon 21)	Erlotinib (12 cycles)	2
SD	4 cycles	Negative	Chemo	2
SD	4 cycles	Unknown	Chemo	4